                                      ACM
--------------------------------------------------------------------------------
                                    MANAGED
--------------------------------------------------------------------------------
                                     DOLLAR
--------------------------------------------------------------------------------
                                  INCOME FUND
--------------------------------------------------------------------------------

                                                              Semi-Annual Report
                                                              March 31, 1999

                                                              Alliance(R)

LETTER TO SHAREHOLDERS                            ACM Managed Dollar Income Fund
================================================================================

May 13, 1999

Dear Shareholder:

We are pleased to report to you on the performance, strategy and outlook of ACM Managed Dollar Income Fund for the six-month period ended March 31, 1999. The Fund is designed for investors who seek high current income and, secondarily, capital appreciation. To achieve this objective, the Fund invests primarily in high-yielding, high-risk U.S. and non-U.S. fixed-income securities denominated in U.S. dollars that are expected to benefit from improving economic and credit fundamentals.

INVESTMENT RESULTS

The following table provides the investment results of your Fund during the six- and 12-month periods ended March 31, 1999. For reference, we have included performance for the JP Morgan Emerging Markets Bond Index-Plus, which is a standard measure of the performance of a basket of unmanaged emerging market debt securities, and the First Boston High Yield Index, a standard measure of the performance of a basket of unmanaged U.S. high-yield debt securities. We compare your Fund's performance to a blended composite of both indices, 65% JP Morgan Emerging Markets Bond Index-Plus and 35% First Boston High Yield Index, because this blended composite more closely resembles the composition of your Fund.

During the six-month period ended March 31, 1999, your Fund outperformed the custom benchmark due to the Fund's holdings in countries such as South Korea, whose debt rating was upgraded to investment grade during the period, and Mexico, where economic fundamentals continued to improve. Over the 12-month period, our holdings in Russia and Venezuela detracted from performance as Russian debt suffered from Russia's currency devaluation and domestic debt default last summer and Venezuelan debt suffered from falling oil prices and political instability. Also, the Fund is leveraged, which accentuates any positive or negative price movements within the portfolio.

INVESTMENT RESULTS*

Periods Ended March 31, 1999

                                                               Total Returns
                                                          6 Months     12 Months
                                                          --------     ---------
ACM Managed Dollar
  Income Fund                                              12.93%       -29.45%
JP Morgan Emerging
  Markets Bond Index-Plus                                  15.48%       -14.48%
First Boston High
  Yield Index                                               3.27%        -1.86%
Composite:
  65% JP Morgan Emerging
  Markets Bond Index-Plus
  35% First Boston High
  Yield Index                                              11.21%       -10.06%

* The Fund's investment results represent total returns and are based on the net asset value as of March 31, 1999. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

The JP Morgan Emerging Markets Bond Index is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. The First Boston High Yield Index is a trader-priced portfolio representing 250 sectors and constructed to mirror the high-yield debt market. The indices are unmanaged and reflect no fees or expenses. An investor cannot invest directly in an index.

MARKET OVERVIEW

During the six-month period ended March 31, 1999, financial markets stabilized and recovered from the turmoil experienced in the third quarter of 1998. The combination of the strong U.S. economy and interest rate cuts around the world helped to restore prospects for the global economy.

LETTER TO SHAREHOLDERS (continued)                ACM Managed Dollar Income Fund
================================================================================

Emerging market debt outperformed all other sectors of the bond market over the six months under review. After the initial shocks of Russia's currency devaluation and debt default were absorbed by global markets, emerging market debt prices rebounded from their lows reached in mid-September. Consequently, investor sentiment regarding emerging market debt improved along with the improving prospects for the global economy. Sound policy initiatives undertaken by the Brazilian government following the January 1999 devaluation of the Brazilian real, combined with rising oil prices and the growing evidence that economic activity in Asia has bottomed, increased investors' confidence in emerging market debt. Individual emerging markets decoupled from the troubled Russian market and debt price movements became more dependent on individual country fundamentals. All emerging markets posted healthy positive returns for the six-month period.

During the period, the high-yield sector performed strongly while the U.S. Treasury market lagged. Initially, the high-yield sector performed poorly in October of 1998 as investors continued to shun credit risk. However, after the Federal Reserve cut interest rates and the equity market rebounded, investors moved back into the high-yield sector in search of higher returns. Subsequently, high-yield debt prices rebounded, but still not to the levels reached prior to August of 1998. Also, within the high-yield sector, lower-quality issuers performed relatively poorly as investors continued to shun all but the highest-quality issuers.

OUTLOOK

Global financial markets have continued to stabilize from late in 1998 and investors are now able to focus more on the economic fundamentals of individual countries. We expect global growth to slow and inflation to remain low. Central banks in the U.S., Europe and Japan are expected to leave interest rates alone in the near term. U.S. economic activity is expected to moderate from the robust rate of the first quarter with 1999 growth estimated around 3.7%. The slowing in industrial production appears to be abating and consumption should moderate slightly from the robust level in 1998. We expect that inflation will remain benign and U.S. interest rates will remain low with the 30-year Treasury centered around 5.50%.

As previously discussed, in the emerging markets prospects for global growth have improved. Furthermore, economic weakness in Latin America appears to be less severe than originally expected. This environment supports gradually improving economic prospects for emerging market countries, although there may well be short-term market volatility as sentiment shifts with events.

We continue to view the high-yield sector favorably. The combination of moderate growth and low inflation will help high yield spreads to continue contracting throughout 1999. In addition, the launch of the Euro has created new opportunities for high-yield investing in Europe. However, the importance of issuer selection will increase as the global economy slows and country selection will remain critical.

                                                  ACM Managed Dollar Income Fund
================================================================================

Thank you for your continued interest and investment in ACM Managed Dollar Income Fund. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Wayne D. Lyski

Wayne D. Lyski
President

PORTFOLIO OF INVESTMENTS
March 31, 1999 (unaudited)                        ACM Managed Dollar Income Fund
================================================================================

                                                  Shares or
                                                  Principal
                                                    Amount
                                                     (000)          U.S. $ Value
--------------------------------------------------------------------------------
SOVEREIGN DEBT
 OBLIGATIONS--54.6%
OTHER SOVEREIGN
 DEBT OBLIGATIONS--39.3%
ALGERIA--2.6%
Algeria Refinancing Trust FRN
 Loan Assignment Tranche 1
 6.00%, 9/04/06 ..........................       $     10,000      $  4,750,000
                                                                   ------------
ARGENTINA--6.4%
Republic of Argentina
 Series XW
 11.00%, 12/04/05  .......................             12,500        11,918,750
 Warrants, expiring
  12/03/99 (a)(b)  .......................             12,500            31,250
                                                                   ------------
                                                                     11,950,000
                                                                   ------------
COLOMBIA--4.5%
Republic of Colombia
 8.375%, 2/15/27 .........................              5,000         3,918,750
 8.625%, 4/01/08 .........................              5,000         4,437,500
                                                                   ------------
                                                                      8,356,250
                                                                   ------------
JAMAICA--2.1%
Government of Jamaica
 10.875%, 6/10/05 (c) ....................              4,500         3,960,000
                                                                   ------------
MEXICO--8.3%
United Mexican States
 10.375%, 2/17/09. .......................             15,000        15,506,250
                                                                   ------------
MOROCCO--4.2%
Kingdom of Morocco
 Loan Participation FRN
 Series A
 6.414%, 1/01/09 .........................              9,524         7,714,285
                                                                   ------------
PANAMA--4.3%
Republic of Panama
 9.375%, 4/01/29 .........................              8,000         7,998,000
                                                                   ------------
PHILIPPINES--3.5%
Republic of Philippines
 9.875%, 1/15/19 .........................              6,500         6,483,750
                                                                   ------------
RUSSIA--3.4%
Ministry Finance of Russia
 3.00%, 5/14/06 ..........................             10,750           632,100

                                                  Principal
                                                    Amount
                                                     (000)          U.S. $ Value
--------------------------------------------------------------------------------
Russian Principal Loans FRN
 5.969%, 12/15/20 (d) ....................       $      7,250      $    471,250
Russian IAN FRN
 6.719%, 12/15/15  .......................              1,204            90,269
Russian Federation
 8.75%, 7/24/05 (c) ......................              4,000           965,200
 11.00%, 7/24/18 (c) .....................             16,000         4,080,000
                                                                   ------------
                                                                      6,238,819
                                                                   ------------
Total Other Sovereign Debt
 Obligations
 (cost $74,708,300) ......................                           72,957,354
                                                                   ------------

NON-COLLATERALIZED
 BRADY BONDS--13.8%
BRAZIL--3.7%
Republic of Brazil FLIRB
 5.00%, 4/15/09 (e) ......................              2,000         1,110,000
Republic of Brazil DCB-FRN
 6.188%, 4/15/12..........................             10,000         5,825,000
                                                                   ------------
                                                                      6,935,000
                                                                   ------------
BULGARIA--3.6%
Republic of Bulgaria
 IAB FRN
 5.875%, 7/28/11 .........................             10,000         6,675,000
                                                                   ------------
PERU--3.5%
Republic of Peru PDI
 4.50%, 3/07/17 (e) ......................             10,000         6,363,000
                                                                   ------------
VENEZUELA--3.0%
Republic of Venezuela DCB FRN
 5.938%, 12/18/07  .......................              7,714         5,410,011
                                                                   ------------
Total Non-Collateralized
 Brady Bonds
 (cost $24,055,630) ......................                           25,383,011
                                                                   ------------

COLLATERALIZED
 BRADY BONDS--1.5%
ECUADOR--1.5%
Republic of Ecuador
 Par Bonds
 4.00%, 2/28/25 (e)
 (cost $2,991,551) .......................              7,000         2,817,500
                                                                   ------------
Total Sovereign Debt Obligations
 (cost $101,755,481) .....................                          101,157,865
                                                                   ------------

                                                  ACM Managed Dollar Income Fund
================================================================================

                                                  Shares or
                                                  Principal
                                                    Amount
                                                     (000)          U.S. $ Value
--------------------------------------------------------------------------------
U.S. CORPORATE DEBT
 OBLIGATIONS--53.1%
AGRICULTURE--2.7%
Trans-Resources, Inc.
 Series B
 10.75%, 3/15/08 .........................       $     5,000       $  5,000,000
                                                                   ------------
BROADCASTING &
 CABLE--3.0%
Optel, Inc.
 Series B
 13.00%, 2/15/05 .........................             5,500          5,568,750
                                                                   ------------
BROADCASTING &
 MEDIA--3.9%
Marvel Enterprises, Inc.
 12.00%, 6/15/09 (c)  ....................             3,000          3,060,000
Sullivan Graphics, Inc.
 12.75%, 8/01/05 .........................             4,000          4,250,000
                                                                   ------------
                                                                      7,310,000
                                                                   ------------
BUSINESS SERVICES--2.8%
Equistar Chemicals LP
 8.75%, 2/15/09 (c)  .....................             5,000          5,097,690
                                                                   ------------
COMMUNICATIONS--9.3%
Econophone Inc.
 13.50%, 7/15/07 .........................             4,000          4,180,000
Logix Communications
 Enterprises, Inc.
 12.25%, 6/15/08 .........................             5,000          4,650,000
Pathnet, Inc.
 12.25%, 4/15/08 .........................             4,000          2,180,000
 Warrants, expiring
  4/15/08 (b)(f) .........................             4,000             40,000
Viatel, Inc.
 11.25%, 4/15/08 .........................             6,000          6,135,000
                                                                   ------------
                                                                     17,185,000
                                                                   ------------
CONSUMER
 MANUFACTURING--1.5%
International Knife and Saw, Inc.
 11.375%, 11/15/06 .......................             2,740          2,787,950
                                                                   ------------
CONSUMER PRODUCTS
 & SERVICES--1.2%
U.S. Office Products Company
 9.75%, 6/15/08 ..........................             3,750          2,193,750
                                                                   ------------
ENERGY--2.7%
Continental Resources, Inc.
 10.25%, 8/01/08 .........................             5,000          3,875,000
Transamerican Energy, Inc.
 Series B
 11.50%, 6/15/02 .........................             6,000          1,170,000
                                                                   ------------
                                                                      5,045,000
                                                                   ------------
FINANCIAL--0.8%
AMSC Acquisition Co. Inc. ................
 Series B
 12.25%, 4/01/08 .........................             3,000          1,545,000
 Warrants, expiring
  4/01/08 (b)(g) .........................             3,000              9,870
                                                                   ------------
                                                                      1,554,870
                                                                   ------------
GROCERY--3.1%
DiGiorgio Corp.
 Series B
 10.00%, 6/15/07 .........................             5,750          5,678,125

INDUSTRIALS--5.0%
Generac Portable Products, Inc.
 11.25%, 7/01/06 (c) .....................             4,000          4,240,000
Russell-Stanley Holding, Inc.
 10.875%, 2/15/09 (c) ....................             5,000          5,006,250
                                                                   ------------
                                                                      9,246,250
                                                                   ------------

LEISURE &
 ENTERTAINMENT--2.0%
TVN Entertainment Corp.
 14.00%, 8/01/08 (h) .....................             5,000          3,750,000
                                                                   ------------

METAL/MINERALS--4.8%
ACME Metals, Inc.
 10.875%, 12/15/07 (i) ...................             6,000            600,000
Commonwealth Aluminum Corp.
 10.75%, 10/01/06  .......................             3,000          3,015,000
Doe Run Resources Corp.
 Series B
 11.25%, 3/15/05 .........................             6,000          5,310,000
                                                                   ------------
                                                                      8,925,000
                                                                   ------------

PETROLEUM PRODUCTS--1.4%
Chesapeake Energy Corp.
 Series B
 9.625%, 5/01/05 .........................             3,000          2,512,500
                                                                   ------------

PORTFOLIO OF INVESTMENTS (continued)              ACM Managed Dollar Income Fund
================================================================================

                                                  Principal
                                                    Amount
                                                     (000)          U.S. $ Value
--------------------------------------------------------------------------------
PLASTICS--3.0%
Foamex LP
 13.50%, 8/15/05 ..........................      $     5,000       $  5,625,000
                                                                   ------------
TELECOMMUNICATIONS--5.9%
GST Equipment Funding, Inc.
 13.25%, 5/01/07 ..........................            5,000          5,125,000
ICO Global Communications
 15.00%, 8/01/05 (j) ......................            6,000          3,630,000
Iridium LLC Capital Corp.,
 Series B
 14.00%, 7/15/05 ..........................            5,000          2,275,000
                                                                   ------------
                                                                     11,030,000
                                                                   ------------
Total U.S. Corporate Debt
 Obligations
 (cost $118,969,990) ......................                          98,509,885
                                                                   ------------

NON-U.S. CORPORATE DEBT
 OBLIGATIONS--16.2%
ARGENTINA--5.1%
Compania Alimentos Fargo
 13.25%, 8/01/08 (c) ......................            4,500          3,431,250
IMPSA Metalurgicas Pescarm
 9.50%, 5/31/02 (c) .......................            5,000          2,462,500
Supercanal Holdings SA
 12.00%, 11/07/02  ........................            3,478          3,477,624
                                                                   ------------
                                                                      9,371,374
                                                                   ------------
HONG KONG--1.9%
Guangdong Enterprises
 8.875%, 5/22/07 (c) ......................           10,400          3,562,000
                                                                   ------------
MEXICO--2.2%
Innova S DE R.L
 12.875%, 4/01/07  ........................            5,000          4,137,500
                                                                   ------------
NETHERLANDS--4.5%
APP International
 Finance BV
 7.869%, 6/30/99 ..........................            1,450          1,363,000
DGS International
 Finance Co. BV
 10.00%, 6/01/07 (c) ......................            5,000          3,237,500
INDAH Kiat
 International Finance,
  Series A 11.375%, 6/15/99 ...............            4,045          3,751,738
                                                                   ------------
                                                                      8,352,238
                                                                   ------------

                                                  Shares or
                                                  Principal
                                                    Amount
                                                     (000)          U.S. $ Value
--------------------------------------------------------------------------------
SOUTH KOREA--2.4%
Shinhan Bank
 7.25%, 6/26/02 (c) .......................     $      5,000       $  4,450,000
                                                                   ------------
TATARSTAN--0.1%
Ing Bank--Republic of Tatarstan
 20.00%, 10/22/99 (i)(k) ..................           11,000            220,000
                                                                   ------------
Total Non-U.S. Corporate
 Debt Obligations
 (cost $30,168,697) .......................                          30,093,112
                                                                   ------------

NON-CONVERTIBLE
 PREFERRED STOCK--3.1%
Nextel Communications, Inc.
 Series E
 11.125%
 (cost $5,664,878) ........................            5,586          5,711,685
                                                                   ------------

CONVERTIBLE PREFERRED
 STOCK--0.3%
Viatel Inc.
 Series A
 (cost $11,290) ...........................            3,126            578,310
                                                                   ------------

COMMON STOCKS &
 WARRANTS--0.1%
Loral Space &
 Communications, Ltd. (b)(l)  .............            5,000             50,000
Optel, Inc.
 Common Stock (b)(m) ......................            8,500                255
Primus Telecommunications,
 Inc. (b)(n) ..............................            7,000            105,000
Renaissance
 Cosmetics, Inc. (b)(o) ...................            8,000                  8
Uniroyal
 Technology Corp. (b)(p) ..................           30,000            210,000
                                                                   ------------
 (cost $138,950) ..........................                             365,263
                                                                   ------------

TOTAL INVESTMENTS--127.4%
 (cost $256,709,286) ......................                         236,416,120
Other assets less liabilities--(27.4%) ....                         (50,807,672)
                                                                   ------------

NET ASSETS--100% ..........................                        $185,608,448
                                                                   ============

                                                  ACM Managed Dollar Income Fund
================================================================================
(a) Each warrant entitles the holder to purchase US$1,000 Republic of Argentina 9.75% bonds due 9/19/27 at 93.3.
(b)   Non-income producing security.
(c) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1999, these securities amounted to $43,552,390 or, 23.5% of net assets.
(d)   Paid in kind in Russian IAN's.
(e) Coupon increases periodically upon a predetermined schedule. Stated interest rate in effect at March 31, 1999.
(f) Each warrant entitles the holder to purchase 3.19 shares at an exercise price of $0.01 per share. Expires 4/15/08.
(g) Each warrant entitles the holder to purchase .26614 shares at an exercise price of $12.51 per share. Expires 4/01/08.
(h) Warrants attached. Each warrant entitles the holder to purchase 10.777 shares at an exercise price of $0.01 per share. Expires 8/01/08.
(i)   Security is in default and is non-income producing.
(j) Warrants attached. Each warrant entitles the holder to purchase 19.85 shares at an exercise price of $13.20 per share. Expires 8/01/05.
(k)   Illiquid security, valued at fair value (See Note A).
(l) Each warrant entitles the holder to purchase .6056 shares at an exercise price of $0.014 per share. Expires 1/15/07.
(m)   Common stock, par value is $0.01 per share.
(n) Each warrant entitles the holder to purchase 1.74513 shares at an exercise price of $9.075 per share. Expires 8/01/04.
(o) Each warrant entitles the holder to purchase one share at an exercise price of $0.01 per share. Expires 8/31/06.
(p) Each warrant entitles the holder to purchase one share at an exercise price of $4.375 per share. Expires 6/01/03.

      Glossary of Terms:
      DCB  --Debt Conversion Bond
      FLIRB--Front Loaded Interest Reduction Bond
      FRN  --Floating Rate Note
      IAB  --Interest Arrears Bond
      IAN  --Interest Arrears Note
      PDI  --Past Due Interest

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1999 (unaudited)                        ACM Managed Dollar Income Fund
================================================================================

ASSETS
Investments in securities, at value (cost $256,709,286) ..........   $ 236,416,120
Cash .............................................................       4,164,380
Interest receivable ..............................................       7,771,084
Receivable for investment securities sold ........................       3,108,021
Prepaid expenses and other assets ................................         106,978
                                                                     -------------
Total assets .....................................................     251,566,583
                                                                     -------------
LIABILITIES
Loan payable .....................................................      55,000,000
Payable for investment securities purchased ......................       7,993,520
Dividends payable ................................................       2,454,988
Advisory fee payable .............................................         162,232
Interest payable .................................................         130,281
Administrative fee payable .......................................          32,445
Accrued expenses and other liabilities ...........................         184,669
                                                                     -------------
Total liabilities ................................................      65,958,135
                                                                     -------------
NET ASSETS .......................................................   $ 185,608,448
                                                                     =============
COMPOSITION OF NET ASSETS
Common stock, at par .............................................   $     218,221
Additional paid-in capital .......................................     295,860,445
Distributions in excess of net investment income .................        (580,453)
Accumulated net realized loss on investment transactions .........     (89,596,599)
Net unrealized depreciation of investments and other assets ......     (20,293,166)
                                                                     -------------
                                                                     $ 185,608,448
                                                                     =============
NET ASSET VALUE PER SHARE (based on 21,822,114 shares outstanding)   $        8.51
                                                                     =============

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended March 31, 1999 (unaudited)       ACM Managed Dollar Income Fund
================================================================================

INVESTMENT INCOME
Interest ............................................................   $ 16,212,218
Dividends ...........................................................        281,945
                                                                        ------------
                                                                                         $ 16,494,163
EXPENSES
Advisory fee ........................................................        886,999
Administrative fee ..................................................        177,396
Audit and legal .....................................................         54,724
Loan fees ...........................................................         52,481
Reports and notices to shareholders .................................         45,030
Custodian ...........................................................         36,276
Transfer agency .....................................................         20,076
Directors' fees .....................................................         18,005
Registration fees ...................................................         16,992
Amortization of organization expenses ...............................            474
Miscellaneous .......................................................         15,186
                                                                        ------------
Total expenses before interest expense ..............................      1,323,639
Interest expense ....................................................      1,598,352
                                                                        ------------
Total expenses ......................................................                       2,921,991
                                                                                         ------------
Net investment income ...............................................                      13,572,172
                                                                                         ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions ........................                     (53,983,691)
Net change in unrealized depreciation of investments and other assets                      62,619,263
                                                                                         ------------
Net gain on investments .............................................                       8,635,572
                                                                                         ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ..........................                    $ 22,207,744
                                                                                         ============

STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                                     Six Months Ended
                                                                      March 31, 1999        Year Ended
                                                                       (unaudited)      September 30, 1998
                                                                     -----------------  ------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income .............................................   $  13,572,172       $  30,275,798
Net realized loss on investment transactions ......................     (53,983,691)        (31,929,017)
Net change in unrealized appreciation (depreciation)
   of investments and other assets ................................      62,619,263        (103,671,471)
                                                                      -------------       -------------
Net increase (decrease) in net assets from operations .............      22,207,744        (105,324,690)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income .............................................     (15,322,410)        (33,486,944)
Net realized gain on investments ..................................             -0-         (25,704,945)
                                                                      -------------       -------------
Net decrease in net assets resulting from dividends & distributions
   to shareholders ................................................     (15,322,410)        (59,191,889)
COMMON STOCK TRANSACTIONS
Reinvestment of dividends resulting in the issuance of Common Stock       1,802,747           4,922,505
                                                                      -------------       -------------
Total increase (decrease) .........................................       8,688,081        (159,594,074)
NET ASSETS
Beginning of year .................................................     176,920,367         336,514,441
                                                                      -------------       -------------
End of period (including undistributed net investment income of
   $1,169,785 at September 30, 1998) ..............................   $ 185,608,448       $ 176,920,367
                                                                      =============       =============

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF CASH FLOWS
Six Months Ended March 31, 1999 (unaudited)       ACM Managed Dollar Income Fund
================================================================================

INCREASE (DECREASE) IN CASH FROM OPERATING ACTIVITIES
  Interest and dividends received ...........................     $  16,657,347
  Interest expense paid .....................................        (1,578,126)
  Operating expenses paid ...................................        (1,343,213)
                                                                  -------------
  Net increase in cash from operating activities ............                         $  13,736,008

INVESTING ACTIVITIES
  Purchases of long-term investments ........................      (291,273,950)
  Proceeds from disposition of long-term investments ........       285,337,260
  Sales of short-term investments, net ......................         4,742,000
                                                                  -------------
  Net decrease in cash from investing activities ............                            (1,194,690)

FINANCING ACTIVITIES(a)
  Cash dividends and distributions paid .....................       (13,497,190)
  Proceeds from borrowings ..................................         4,500,000
                                                                  -------------
  Net decrease in cash from financing activities ............                            (8,997,190)
                                                                                      -------------
  Net increase in cash ......................................                             3,544,128
  Cash at beginning of year .................................                               620,252
                                                                                      -------------
  Cash at end of period .....................................                         $   4,164,380
                                                                                      =============

---------------------------------------------------------------------------------------------------
RECONCILIATION OF NET INCREASE IN NET ASSETS FROM
OPERATIONS TO NET INCREASE IN CASH FROM OPERATING
ACTIVITIES
  Net increase in net assets from operations ................                         $  22,207,744

ADJUSTMENTS
  Decrease in interest receivable ...........................     $   1,483,189
  Accretion of bond discount ................................        (1,320,005)
  Decrease in accrued expenses and other assets .............           (19,574)
  Increase in interest payable ..............................            20,226
  Net gain on investments ...................................        (8,635,572)
                                                                  -------------
  Total adjustments .........................................                            (8,471,736)
                                                                                      -------------

NET INCREASE IN CASH FROM OPERATING ACTIVITIES ..............                         $  13,736,008
                                                                                      =============

--------------------------------------------------------------------------------
(a) Non-cash financing activities not included herein consist of reinvestment of dividends and distributions.

      See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
March 31, 1999 (unaudited)                        ACM Managed Dollar Income Fund
================================================================================

NOTE A: Significant Accounting Policies

ACM Managed Dollar Income Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on August 10, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, and securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

2. Organization Expenses

Organization expenses of approximately $40,000 were deferred and have been amortized on a straight-line basis through October 1998.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date the investments are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Based on the operations of the Fund as of the semi-annual date, and its distribution policy, the Fund may have a tax return of capital at year end. At this time, the amount of this tax return of capital is not estimable.

NOTES TO FINANCIAL STATEMENTS (continued)         ACM Managed Dollar Income Fund
================================================================================

NOTE B: Advisory and Administrative Fees

Under the terms of the Investment Advisory Agreement, the Fund pays Alliance Capital Management, L.P. (the "Adviser") an advisory fee equal to an annualized rate of .75 of 1% of the average adjusted weekly net assets of the Fund during the month.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Adviser, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AFS $1,935 during the six months ended March 31, 1999.

Under the terms of an Administration Agreement, the Fund pays Princeton Administrators, L.P (the "Administrator") a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average adjusted weekly net assets. The Administrator prepares certain financial and regulatory reports for the Fund and provides clerical and other services.

--------------------------------------------------------------------------------
NOTE C: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments, options and U.S. government securities) aggregated $298,635,571 and $288,533,659, respectively, for the six months ended March 31, 1999. There were no purchases or sales of U.S. government or government agency obligations for the six months ended March 31, 1999.

At March 31, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $9,938,335 and gross unrealized depreciation of investments was $30,231,501, resulting in net unrealized depreciation of $20,293,166.

1. Options Transactions

For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value.

There were no transactions in options written for the six months ended March 31, 1999.

2. Interest Rate Swap Agreements

The Fund enters into interest rate swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by

                                                  ACM Managed Dollar Income Fund
================================================================================

reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of another party to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as net unrealized appreciation or depreciation on interest rate swap contracts.

At March 31, 1999, the Fund had no outstanding interest rate swap contracts.

--------------------------------------------------------------------------------
NOTE D: Capital Stock

There are 300,000,000 shares of $.01 par value capital stock authorized. Of the 21,822,114 shares of Common Stock outstanding at March 31, 1999, the Adviser owned 7,100 shares.

During the six months ended March 31, 1999 and for the year ended September 30, 1998, the Fund issued 199,755 and 378,603 shares, respectively, in connection with the Fund's dividend reinvestment plan.

--------------------------------------------------------------------------------
NOTE E: Bank Borrowing

The Fund entered into a Revolving Credit Agreement with Citibank, N.A. which was renewed on March 23, 1998. The maximum credit available is $95,000,000 and the amount outstanding as of March 31, 1999 was $55,000,000 with an average interest rate of 6.01%. Interest payments on current borrowings are based on the London Interbank Offered Rate plus a premium. The average daily amount of the loan outstanding during the six months ended March 31, 1999 was approximately $52,717,033 with a related weighted average annualized interest rate of 6.08%. The Fund is also obligated to pay Citibank, N.A. a facility fee computed at the rate of .125 of 1% per annum on the average daily unused portion of the revolving credit.

--------------------------------------------------------------------------------
NOTE F: Concentration of Risk

Investing in securities of foreign companies and foreign governments involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States Government. The Fund invests in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

NOTES TO FINANCIAL STATEMENTS (continued)         ACM Managed Dollar Income Fund
================================================================================

NOTE G: Year 2000

Many computer systems and applications in use today process transactions using two digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900", which could result in processing inaccuracies and computer system failures. This is commonly known as the Year 2000 problem. Should any of the computer systems employed by the Fund's major service providers fail to process Year 2000 related information properly, that could have a significant negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. In addition, to the extent that the operations of issuers of securities held by the Fund are impaired by the Year 2000 problem, or prices of securities held by the Fund decline as a result of real or perceived problems relating to the Year 2000, the value of the Fund's shares may be materially affected.

With respect to the Year 2000, the Fund has been advised that Alliance, the Fund's Adviser, began to address the year 2000 issue several years ago in connection with the replacement or upgrading of certain computer systems and applications. During 1997, Alliance began a formal Year 2000 initiative, which established a structured and coordinated process to deal with the Year 2000 issues. Alliance reports that it has completed its assessment of the Year 2000 issues on its domestic and international computer systems and applications.

Currently, management of Alliance expects that the required modifications for the majority of its significant systems and applications that will be in use on January 1, 2000, will be completed and tested by mid 1999. Full integration testing of these systems and testing of interfaces with third-party suppliers will continue through 1999. At this time, management of Alliance believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Fund.

The Fund and Alliance have been advised by the Fund's Transfer Agent and Custodian, State Street Bank & Trust Company and Princeton Administrators, the Fund's Administrator, that they are also in the process of reviewing their systems with the same goals. As of the date of this report the Fund and Alliance have no reason to believe that the Transfer Agent, Custodian and Administrator will be unable to achieve these goals.

FINANCIAL HIGHLIGHTS                              ACM Managed Dollar Income Fund
================================================================================

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                                               Year Ended
                                         Six Months Ended                     September 30,                     October 22, 1993(a)
                                          March 31, 1999   --------------------------------------------------            to
                                           (unaudited)       1998          1997           1996         1995     September 30, 1994
                                         ----------------  -------       --------       --------     --------   ------------------
Net asset value, beginning of period ..     $   8.18       $  15.84       $  13.08       $  10.42     $  11.29      $   14.04(b)
                                            --------       --------       --------       --------     --------      ---------

Income From Investment Operations
Net investment income .................          .63(c)        1.41(c)        1.45(c)        1.27         1.32           1.13
Net realized and unrealized gain (loss)
  on investment transactions ..........          .41          (6.30)          2.62           2.65         (.85)         (2.66)
                                            --------       --------       --------       --------     --------      ---------
Net increase (decrease) in net asset
  value from operations ...............         1.04          (4.89)          4.07           3.92          .47          (1.53)
                                            --------       --------       --------       --------     --------      ---------

Less: Dividends and Distributions
Dividends from net investment
  income ..............................         (.71)         (1.56)         (1.31)         (1.26)       (1.32)         (1.13)
Distributions in excess of net
  investment income ...................          -0-            -0-            -0-            -0-          -0-           (.02)
Distributions in excess of net realized
  gains on investments ................          -0-          (1.21)           -0-            -0-          -0-            -0-
Tax return of capital distribution ....          -0-            -0-            -0-            -0-         (.02)          (.07)
                                            --------       --------       --------       --------     --------      ---------
Total dividends and distributions .....         (.71)         (2.77)         (1.31)         (1.26)       (1.34)         (1.22)
                                            --------       --------       --------       --------     --------      ---------
Net asset value, end of period ........     $   8.51       $   8.18       $  15.84       $  13.08     $  10.42      $   11.29
                                            ========       ========       ========       ========     ========      =========
Market value, end of period ...........     $  9.875       $ 9.3125       $  15.00       $  11.75     $  9.875      $   11.25
                                            ========       ========       ========       ========     ========      =========

Total Return(d)
Total investment return based on:
  Market value ........................        14.90%        (23.44)%        40.87%         33.53%         .92%        (11.94)%
  Net asset value .....................        12.93%        (36.22)%        33.64%         40.86%        6.11%        (11.62)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .....................     $185,608       $176,920       $336,514       $370,546     $295,013      $ 313,819
Ratio of expenses to average
  net assets ..........................         2.47%(e)       2.56%          2.36%          2.59%        2.83%          1.78%(e)
Ratio of expenses to average net assets
  excluding interest expense(f) .......         1.12%(e)       1.03%          1.01%          1.07%        1.17%          1.07%(e)
Ratio of net investment income to
  average net assets ..................        11.48%(e)       8.19%          8.00%          8.79%       10.56%          8.54%(e)
Portfolio turnover rate ...............          126%           208%           274%           443%         344%           225%

--------------------------------------------------------------------------------
(a)   Commencement of operations.
(b)   Net of offering costs of $.06.
(c)   Based on average shares outstanding.
(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.
(e)   Annualized.
(f)   Net interest expense of 1.35%, 1.53%, 1.35%, 1.52%, 1.66% and .71%, respectively, on loan outstanding (See Note E).

ADDITIONAL INFORMATION                            ACM Managed Dollar Income Fund
================================================================================

Supplemental Proxy Information

The Annual Meeting of Shareholders of the ACM Managed Dollar Income Fund, Inc. was held on March 9, 1999. The description of each proposal and number of shares voted at the meeting are as follows:

                                                     Shares      Shares Voted
                                                    Voted For  Without Authority
--------------------------------------------------------------------------------
1. To elect directors   Class Two Director
                          (term expires in 2002)

                        John H. Dobkin             20,116,996       597,868
                        William H. Foulk, Jr.      20,129,729       585,135
                        Dr. James M. Hester        20,096,260       618,604

                                                    Shares     Shares Voted   Shares Voted
                                                   Voted For      Against       Abstain
------------------------------------------------------------------------------------------
2. To ratify the selection of Ernst & Young LLP
   as the Fund's independent auditors for the
   Fund's fiscal year ending September 30, 1999:   20,302,354     152,676       254,833
------------------------------------------------------------------------------------------

                                                  ACM Managed Dollar Income Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)
Robert C. White(1)

OFFICERS

Wayne D. Lyski, President
Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
Vicki L. Fuller, Vice President
Wayne C. Tappe, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

ADMINISTRATOR

Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

CUSTODIAN, DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

LEGAL COUNSEL

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

--------------------------------------------------------------------------------
(1) Member of the Audit Committee

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of ACM Managed Dollar Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

ACM Managed Dollar Income Fund

Summary of General Information

The Fund

ACM Managed Dollar Income Fund is a closed-end management investment company investing substantially all of its assets in U.S. and non-U.S. fixed income securities denominated in U.S. dollars. The Fund is designed for investors who seek high current income and capital appreciation over a period of years from investing in a portfolio of high yield, high risk U.S. and non-U.S. fixed income securities which the Fund's investment adviser expects to benefit from improving economic and credit fundamentals.

Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling 1-800-426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Analytical Services, Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers each day. The Fund's NYSE trading symbol is "ADF." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in the Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan

Pursuant to the Fund's Dividend Reinvestment Plan shareholders whose shares are registered in their own names may elect to have all distributions reinvested automatically in additional shares of the Fund by State Street Bank & Trust Company, as agent under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee for details. All distributions to investors who elect not to participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of State Street Bank & Trust Company. For questions concerning Shareholder account information, or if you would like a brochure describing the DividendReinvestment Plan, please call State Street Bank and Trust Company at 1-800-219-4218.

ACM Managed Dollar Income Fund
1345 Avenue of the Americas
New York, New York 10105

Alliance Capital [LOGO](R)

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

MDISR